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                                                                    EXHIBIT 10.3


                  NON-COMPETITION AND NON-DISCLOSURE AGREEMENT


     THIS NON-COMPETITION AND NON-DISCLOSURE AGREEMENT is dated as of May 2, 1997, by and between HALIS, Inc., a Georgia corporation ("Buyer"), and JOSEPH H. NEELY, an individual resident of Georgia ("Principal").

                              W I T N E S S E T H:

     WHEREAS, Buyer, TG Marketing Systems Acquisition Co., a wholly-owned subsidiary of Buyer, Principal, TG Marketing Systems, Inc., a Georgia corporation (the "Company"), and Principal have entered into that certain Agreement and Plan of Merger and Reorganization, dated as of May 2, 1997 (the "Merger Agreement"), providing for the merger of the Company with and into TG Marketing Systems Acquisition Co. (the "Merger"); and

     WHEREAS, the Principal is the sole shareholder and an executive officer of the Company, and such position has placed the Principal in a position of confidence and trust with respect to the Company; and

     WHEREAS, the Merger Agreement requires that Principal enter into this Agreement as a condition precedent to the Merger; and

     WHEREAS, in consideration of Buyer's covenants in the Merger Agreement and to induce Buyer to consummate the Merger, the Principal is willing to enter into this Agreement and to comply with the restrictive covenants contained herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                           (i)   Definitions. The following terms shall have the
meanings set forth below for purposes of this Agreement:

                                 (i)        The term "Area" shall mean the
                                       United States of America, its
                                       territories and possessions.

                                 (ii)       The term "Confidential Information"
                                       shall mean and include any information,
                                       data and know-how relating to the Company and not generally within the public domain (whether constituting a trade secret or not) including




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                                       without limitation the following
                                       information;

                                       1)       financial information, such as
                                           the earnings, assets, debts, prices,
                                           fee structures, projections,
                                           budgets, margins, tax information or
                                           other financial data of the Company,
                                           whether relating to the Company
                                           generally, or to particular products,
                                           services, geographic areas or time
`                                          periods;

                                       2)       product and service information,
                                           such as information concerning the
                                           goods and services used or purchased
                                           by the Company, products, plans,
                                           specifications, formulae, know-how,
                                           techniques, codes, development plans,
                                           manuals, the identities of suppliers
                                           and consultants, terms of supply and
                                           consulting contracts, or of
                                           particular transactions, or related
                                           information about potential suppliers
                                           and consultants, to the extent that
                                           such information is not generally
                                           known to the public, and to the
                                           extent that the combination of
                                           suppliers or use of a particular
                                           supplier or consultant, though
                                           generally known or available, yields
                                           advantages to the Company the details
                                           of which are not generally known;

                                       3)        marketing information, such as
                                           details about ongoing or proposed
                                           marketing programs, strategies or
                                           agreements by or on behalf of the
                                           Company, marketing forecasts or
                                           strategies or results of marketing
                                           efforts or information about
                                           impending transactions;

                                       4)        personnel information, such as
                                           employees' personal or medical
                                           histories, compensation or other
                                           terms of employment, actual or
                                           proposed




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                                           promotions, hirings, resignations,
                                           disciplinary actions, terminations or
                                           reasons therefor, training methods,
                                           performance, or other employee
                                           information;

                                       5)        customer information, such as
                                           any compilations or lists of past,
                                           existing or prospective customers,
                                           proposals, bids or agreements between
                                           customers and the Company, status of
                                           customer accounts or credit, or
                                           related information about actual or
                                           prospective customers; and

                                       6)        operations information, such as
                                           software, systems, techniques used
                                           and developed by the Company,
                                           including accounting systems, payroll
                                           systems, operations manuals and
                                           personnel manuals.

The term "Confidential Information" does not include information that has become generally available to the public by the act of one who has the right to disclose such information without violating any right of the Company.

                                 (iii)      The term "Competing Business" shall
                                        mean and include any proprietorship,
                                        partnership, joint venture, business
                                        trust, corporation, association or other entity or person (other than the Buyer and any successor of Buyer) engaged at the time of such determination in the business of developing, licensing, marketing, distributing or selling health care management systems and support services.

                                 (iv)       The term "Customer" or "Customers"
                                        shall mean any person, partnership,
                                        association, firm, corporation or other
                                        entity which as of the date hereof has
                                        purchased any services or products from
                                        the Company or Buyer or which has been
                                        actively sought as a prospective
                                        customer of the Company.



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                           (ii)  Acknowledgments. The Principal acknowledges
that this Agreement is being executed and delivered ancillary to the sale of the Company's stock for separately bargained-for consideration. The Principal further acknowledges that the Company is a highly competitive business, strongly dependent upon personal contacts with Customers and potential Customers and the establishment of trust and confidence in relationships between the owners and executive officers of the Company and its Customers. The Principal agrees that the Buyer would suffer great loss and damage if the Principal, on Principal's own behalf or on behalf of any Competing Business, were to engage in a business competitive with the Company.

                           (iii) Covenants. Recognizing the Buyer's need to
protect its legitimate business interests, including the goodwill of the Company, and to induce the Buyer to enter into and perform its obligations under the Merger Agreement, Principal covenants and agrees with the Buyer as follows:

                                 (i)       that Principal will not from the
                                       date of this Agreement until ten (10)
                                       years following the date hereof, for
                                       whatever reason, either directly or
                                       indirectly:

                                       1)       within the Area, solicit the
                                           sale or lease on Principal's own
                                           behalf or in the service of or on
                                           behalf of any Competing Business, any
                                           product or service similar to or in
                                           competition with the existing
                                           products or services of the Company
                                           or any successor to the business of
                                           the Company;

                                       2)       within the Area, either directly
                                           or indirectly, engage, participate,
                                           invest in (other than to hold 1% or
                                           less of any class of securities of a
                                           public company) or assist, as owner,
                                           part-owner, stockholder, partner,
                                           director, officer, trustee, employee,
                                           agent, consultant or any other
                                           capacity, any Competing Business;

                                       3)       solicit or attempt to solicit,
                                           directly or by assisting others, any
                                           business from a Customer of the
                                           Company with whom Principal had
                                           material contact for







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                                           purposes of providing products or
                                           services in the Area in competition
                                           with the existing products or
                                           services of the Company;

                                       4)       employ or attempt to employ or
                                           assist anyone else in employing in
                                           any Competing Business any employee,
                                           or any person who was an employee at
                                           any time during the previous 12
                                           months, of the Buyer (whether or not
                                           such employment is full or part time
                                           or pursuant to a written or oral
                                           contract).

                                 ii)        that Principal will not for a
                                        period of ten (10) years from the date
                                        hereof, for whatever reason, disclose or use or otherwise exploit for Principal's own benefit, for the benefit of any other person, or for the benefit of any Competing Business, any Confidential Information; provided, however, that to the extent any Confidential Information constitutes a trade secret under applicable law, the restrictions contained in this Section 3(b) shall continue to apply for so long as such information remains a trade secret.

                           (iv)  Remedies. Principal acknowledges that
                  irreparable loss and injury would result to the Buyer upon any breach of any of the covenants contained in this Agreement and that damages arising out of such breach would be difficult to ascertain. Principal agrees that, in addition to all other remedies provided at law or in equity, the Buyer may petition and obtain from a court of law or equity, without bond, both temporary and permanent injunctive relief to prevent a breach by Principal of any such covenant.

                           (v)   Miscellaneous.

                                 (i)         The terms and provisions of this
                                        Agreement shall inure to the benefit of
                                        and be binding upon Buyer, and its
                                        successors and assigns, and upon the
                                        Principal and Principal's heirs and
                                        personal representatives. The rights of
                                        the Buyer hereunder may be assigned by
                                        Buyer to any successor to the business
                                        of the





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                                        Company, whether by merger, sale of
                                        stock, sale of assets or other
                                        transaction.

                                 (ii)      This Agreement constitutes the entire
                                        Agreement between the parties hereto
                                        concerning the subject matter hereof;
                                        provided, however, that the restrictive
                                        covenants contained in Sections 7 and 8
                                        of that certain Employment Agreement, of even date herewith, by and between the Principal and TG Marketing Systems Acquisition Co., shall be supplemental to the covenants contained in this Agreement. This Agreement shall not be altered, modified, amended or terminated except by written instrument executed by the parties hereto.

                                 (iii)      This Agreement, and the rights and
                                        liabilities of the parties hereto, shall be construed in all respects in accordance with the laws of the State of Georgia.

                                 (iv)       The covenants contained in this
                                        Agreement are separate and severable and the invalidity or unenforceability of any one or more covenants, shall not affect the validity or enforceability of any other covenant contained herein. It is the intention of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies of each jurisdiction in which such enforcement is sought, but that the enforceability (or judicial modification to conform with such laws and public policies, which the parties hereby expressly authorize), of any provision hereof shall not render unenforceable or impair the remainder of this agreement, which shall be deemed amended to delete or modify, as necessary, the invalid or unenforceable portions. The parties hereto acknowledge and agree that for purposes of judicial interpretation or enforcement of this Agreement, this Agreement shall be deemed to have been executed and delivered ancillary to the sale of a business.







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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                       "BUYER"

                                       HALIS, INC.


                                       By: /s/ Larry Fisher
                                          --------------------------------
                                             Larry Fisher, President



                                       "PRINCIPAL"
                                       /s/ Joseph H. Neely           (SEAL)
                                       -----------------------------
                                       JOSEPH H. NEELY